EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of Amerityre Corporation (the “Company”) on Form 10-K for the fiscal year ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof, I, Lynda R. Keeton-Cardno, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lynda R. Keeton-Cardno

Lynda R. Keeton-Cardno

Chief Financial Officer

(Principal Financial Officer)

September 17, 2021